                                                                   EXHIBIT 10.10



THIS WARRANT AND THE WARRANT SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SO REGISTERED OR AN EXEMPTION THEREFROM IS AVAILABLE.

THE WARRANT SHARES ARE ALSO SUBJECT TO THE PROVISIONS OF A CERTAIN WARRANT PURCHASE AGREEMENT DATED AS OF THE DATE HEREOF, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER SET FORTH THEREIN. A COMPLETE AND CORRECT COPY OF SUCH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST AND WITHOUT CHARGE.

Date of Issuance: November 25, 1997

                                     WARRANT

                      TO PURCHASE SERIES A COMMON STOCK OF
                             THE EDISON PROJECT INC

         THIS CERTIFIES that for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BANKBOSTON, N.A. or its successors or assigns (herein called the "Holder"), is entitled to purchase from THE EDISON PROJECT INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), at any time after the date hereof until 5:00 p.m. (Eastern time) on November 25, 2007 (the "Expiration Time"), 129,504 shares of Series A Common Stock, par value $.01 per share ("Series A Common Stock"), of the Company for an exercise price of $2.50 per share. This Warrant and the Warrant Shares are being or will be issued pursuant to, and are subject to the terms and provisions of, that certain Warrant Purchase Agreement of even date herewith between the Company and the Holder (the "Agreement"). The number of shares of Common Stock purchasable hereunder and the Exercise Price shall be subject to adjustment as set forth below.

         Section 1.  Definitions.  As used herein:

         "Business Day" means any day on which national banks are open for business, or the Warrant Shares are registered under the Securities Act, then any day on which the principal national securities exchange or market on which the Warrant Shares is listed or admitted to trading is open for business.

         "Common Stock" means the (i) Series A Common Stock and (ii) any other stock of any class or classes of the Company authorized after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or a share of the balance of current dividends and liquidating dividends or other similar distributions declared by the Company on any shares of the Company's issued and outstanding preferred stock after the payment of such dividends, liquidating dividends or similar distributions to all applicable holders of preferred stock, provided, that in no event shall "Common Stock" include any classes or series of preferred stock of the Company.

         "Convertible Securities" means securities or obligations that are exercisable for, convertible into or exchangeable for shares of Common Stock. The term includes options, warrants or other rights to subscribe for or purchase Common Stock or to subscribe for or purchase other Convertible Securities.

         "Exercise Form" means the Exercise Form attached hereto.

         "Exercise Price" means the price per share at which shares of Common Stock of the Company are purchasable hereunder, as such price may be adjusted from time to time as provided herein.

         "Expiration Time" has the meaning assigned to it in the opening paragraph of this Warrant.

         "Holder" means the holder or holders of the Warrants and/or the Warrant Shares.

         "GAAP" means generally accepted accounting principles, consistently applied.

         "Market Price" of a Warrant share means:

         (a) if the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ National Market System, the Market Price shall be the last reported sale price of the Common Stock on such exchange or system on the last Business Day prior to the date of the exercise of this Warrant giving rise to the determination of the Market Price, or if no such sale is made on such day, the average of the closing bid and asked prices of the Common Stock for such day on such exchange or system; or

         (b) if the Common Stock is not so listed or admitted to unlisted trading privileges, the Market Price shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last Business Day prior to the date of the exercise of this Warrant giving rise to the determination of the Market Price, or

         (c) if the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Market Price shall be, as of the date of the exercise of this Warrant giving rise to the determination of the Market Price, the fair salable value per share of Common Stock reasonably determined in good faith by the Board of Directors of the Company without giving effect to the discount for

(i) a minority interest or (ii) any lack of liquidity of the Common Stock, but after giving effect to the exercise of this Warrant. Whenever the Board of Directors of the Company shall make a determination of the Market Value of Warrant Shares under this paragraph (c), such determination may be challenged in good faith by the Holder, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Company and acceptable to the Holder, the expenses of such firm to be shared equally by the Company and the Holder.

         "Partnership" means The Edison Project L.P.

         "Principal Office" has the meaning given to such term in Section 2(a).

         "Purchase Price" means, for any exercise of this Warrant, the product of the Exercise Price multiplied by the number of shares of Common Stock to be purchased upon such exercise of this Warrant.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the United States Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect at the time.

         "Warrants" means, collectively, this Warrant issued to BankBoston, N.A. with respect to 129,504 shares of Series A Common Stock and any additional Warrants as hereafter issued to BankBoston, N.A with respect to Series A Common Stock.

         "Warrant Shares" means shares of Series A Common Stock issued or issuable upon exercise of this Warrant.

         Section 2.  Exercise of Warrant.

         (a) This Warrant may be exercised in whole or in part on any Business Day on or before the Expiration Time by presentation and surrender hereof to the Company at its principal office at 521 Fifth Avenue, 16th Floor, New York, New York 10175 or at such other address as the Company may hereafter notify the Holder in writing (the "Principal Office"), with the Exercise Form annexed hereto as Exhibit A duly executed and accompanied by proper payment of the Purchase Price in lawful money of the United States of America in the form of a check, subject to collection, or by wire transfer of immediately available funds, for the number of shares of Common Stock specified in the Exercise Form. If this Warrant shall be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares of Common Stock purchasable hereunder. Upon receipt by the Company of this Warrant and such Exercise Form, together with proper payment of the Purchase Price, at such office, the Holder shall be deemed to be the holder of record of the shares of Common Stock, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then have been actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the shares of Common Stock, provided, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificates for shares of Common Stock registered in a name other than that of the Holder.

         (b) In addition to the rights of the Holder under subsection (a) of this Section 2, the Holder shall have the right, upon its written request, to exercise this Warrant in whole or in part by instructing the Company to reduce the number of shares of Common Stock thereafter eligible to be purchased hereunder in accordance with the following formula in lieu of paying the Purchase Price in accordance with subsection (a) of this Section 2:

                                                     P
                                    N = -----------------------------

                                                     M

where:

                  N = number of shares of Series A Common Stock to be subtracted from remaining number of Warrant Shares that may be acquired upon exercise of this Warrant

                  P = aggregate Purchase Price payable for all of the Warrant Shares upon exercise of this Warrant

                  M = Market Price per Warrant Share on the date of exercise of this Warrant

         (c) The right to exercise this Warrant shall not be suspended during any period that the stock transfer books of the Company for its Series A Common Stock may be closed.

         Section 3.  Exchange; Transfer.

         (a) This Warrant is exchangeable, upon its surrender by the Holder to the Company at its Principal Office, for new Warrants of like tenor registered in the Holder's name and representing in the aggregate the right to purchase the same number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the Holder at the time of such surrender.

         (b) Subject to subsection (c), this Warrant is transferable, in whole or in part, at the Principal Office by the Holder hereof, in person or by its duly authorized attorney, upon presentation of this Warrant, properly endorsed, for transfer. In the event of a partial transfer, new Warrants of like tenor shall be issued to each party for the portion to which it is then entitled.

         (c) This Warrant and the Warrant Shares may be transferred only in compliance with the Agreement and applicable federal and state securities laws, and the Company shall have the right to require evidence of such compliance reasonably satisfactory to it as a condition of registering or otherwise giving effect to any transfer of this Warrant or any of the Warrant Shares. Notwithstanding the foregoing, in no event will the Holder make a disposition of any of its rights to acquire the Warrant Shares unless and until the Holder shall have provided the Company with (i) written notice of the proposed disposition, and (ii) if requested by the Company, an opinion of counsel (which counsel may be inside counsel to the Holder) reasonably satisfactory to the Company and the Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act has been taken or (B) an exemption from the registration requirements of the Securities Act and any state law is available.

         Section 4. Certain Covenants of the Company. The Company covenants and agrees as follows:

         (a) All shares of Series A Common Stock issued upon the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges;

         (b) The Company shall from time to time take all such action as may be required to assure that the par value, if any, per share of the Series A Common Stock is at all times not greater than the Exercise Price.

         (c) During the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant a sufficient number of shares of Series A Common Stock to provide for the exercise hereof in full.

         Section 5. Loss, Theft, Destruction or Mutilation. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) of reasonable indemnity (which in the case of an institutional Holder shall be an unsecured indemnity agreement) and (in case of mutilation) upon surrender and cancellation hereof, the Company will execute and deliver, in lieu hereof, a new warrant of like tenor representing the same rights as the lost, stolen, destroyed or mutilated Warrant.

         Section 6. Dilution Adjustments. The number of shares of Series A Common Stock purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Adjustment for Change in Capital Stock. If at any time after the date hereof, the Company takes any of the following actions:

                  (1) pays a dividend or makes a distribution on its Series A Common Stock in shares of its Series A Common Stock;

                  (2) subdivides its outstanding shares of Series A Common Stock into a greater number of shares;

                  (3) combines its outstanding shares of Series A Common Stock into a smaller number of shares;

                  (4) makes a distribution on its Series A Common Stock in shares of its capital stock other than Series A Common Stock; or

                  (5) issues by reclassification of its Series A Common Stock any shares of its capital stock;

then the number of shares of Series A Common Stock purchasable hereunder and the Exercise Price, as in effect immediately prior to such action, shall be adjusted so that the Holder may receive upon exercise of this Warrant and payment of the same aggregate consideration the number of shares of capital stock of the Company which the Holder would have owned immediately following such action if the Holder had exercised this Warrant immediately prior to such action. Such adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately prior to the effective date in the case of a subdivision, combination or reclassification.

         The adjustment contemplated by this Section 6(a) shall be made successively whenever any such dividend, distribution, payment or loan is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the dividend or distribution (or, if there is no record date, on the date of the dividend, distribution, payment or loan). Each adjustment of the Exercise Price shall be made to the nearest tenth of a cent.

         (b) Adjustment for Common Stock Issuances. If at any time after the Closing Date the Company issues shares of Common Stock (other than in respect of reasonable issuances of options, warrants or similar rights granted to employees or management of the Company including, without limitation, the options and warrants set forth on Exhibit C to the Agreement) for a consideration per share less than the Exercise Price, the Exercise Price shall be reduced (but shall not be less than $0.01) in accordance with the following formula:

                                                             P
                                                            ---
                                                     O +     E

                           E'       =       E x ----------------------------
                                                             O'

         where:            E' =     the adjusted Exercise Price.

                           E  =     the Exercise Price in effect immediately
                                    prior to the adjustment.

                           O  =     the number of shares of Common Stock
                                    outstanding immediately prior to the
                                    issuance of such additional shares.

                           P  =     the aggregate consideration
                                    received by the Company for the
                                    issuance of such additional shares.

                           O' = the number of shares of Common Stock outstanding immediately after the issuance of such additional shares.

         The adjustment contemplated by this Section 6(b) shall be made successively whenever any such issuance occurs, and shall become effective immediately after such issuance. Each adjustment of the Exercise Price shall be made to the nearest tenth of a cent.

         (c) Adjustment for Convertible Securities Issuance. If at any time after the date hereof the Company issues any Convertible Securities (other than in respect of reasonable issuances of options, warrants or similar rights granted to employees or management of the Company including, without limitation, the options and warrants set forth on Exhibit C to the Agreement) for an aggregate consideration that, when added to the aggregate consideration payable for the number of shares of Common Stock initially deliverable upon conversion, exchange or exercise of such Convertible

Securities, is less than the product of such number of shares of Common Stock and the Exercise Price, the Exercise Price shall be reduced (but shall not be less than $0.01) in accordance with the following formula:

                                                                    P
                                                                   ---
                                                              O  +  E

                                    E'      =        E  x   --------------------
                                                                  O + D

         where:            E' =             the adjusted Exercise Price.

                           E  =             the Exercise Price in effect
                                            immediately prior to the adjustment.

                           O  =             the number of shares of Common
                                            Stock outstanding immediately prior
                                            to the issuance of such Convertible
                                            Securities.

                           P  =             the sum of the aggregate
                                            consideration received by the
                                            Company for the issuance of such
                                            Convertible Securities plus the
                                            additional consideration, if any,
                                            payable to the Company upon
                                            conversion, exchange or exercise of
                                            such Convertible Securities at the
                                            initial conversion, exchange or
                                            exercise rate.

                           D = the maximum number of shares of deliverable upon conversion, exchange or exercise of such
                                            Convertible Securities at the
                                            initial conversion, exchange or
                                            exercise rate.

         The adjustment contemplated by this Section 6(c) shall be made successively whenever any such issuance occurs, and shall become effective immediately after such issuance. Each adjustment of the Exercise Price shall be made to the nearest tenth of a cent. If all of the Common Stock deliverable upon conversion, exchange or exercise of such Convertible Securities has not been issued when such Convertible Securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis or the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such Convertible Securities.

         (d) Adjustment for Dividends or Distributions. If at any time after the date hereof, the Company pays any dividend or makes any distribution of any kind, in cash, property or otherwise (other than in respect of reasonable issuances of options, warrants or similar rights granted to employees or management of the Company including, without limitation, the options and warrants set forth on Exhibit C to the Agreement) to any holder of its Common Stock, then the Exercise Price following the record date for such dividend or distribution or, if there is no record date, following the date such dividend, distribution, payment or loan is made, shall be reduced (but shall not be less than $0.01) in accordance with the following formula:

                                                   (E-F)
                                                   -----
                                    E' = E x         E

where:                     E' =             the adjusted Exercise Price.

                           E  =             the Exercise Price in effect
                                            immediately prior to the adjustment.

                           F  =             (1) the sum of (A) the aggregate
                                            fair market value (as conclusively
                                            determined by the board of directors
                                            of the Company in good faith based
                                            on such factors as it believes to be
                                            reasonable, provided, that in the
                                            event such determination is not
                                            reasonably acceptable to a majority
                                            in interest of the Holder(s), the
                                            Company's board of directors and a
                                            representative designated by a
                                            majority in interest of the
                                            Holder(s) shall negotiate the
                                            aggregate fair market value in good
                                            faith; provided, further, that in
                                            the event the Company's board, on
                                            the one hand, and the majority in
                                            interest of the Holder(s), on the
                                            other hand, are unable to mutually
                                            agree on fair market value, then
                                            aggregate fair market value shall be
                                            determined by an independent
                                            investment banking firm satisfactory
                                            to the Holder, engaged by the
                                            Company, the expenses of such firm
                                            to be paid by the Company) on the
                                            record date (or, if there is no
                                            record date, on the date of the
                                            dividend, distribution payment or
                                            loan) of the assets (other than
                                            cash) distributed or paid and (B)
                                            the amount of cash distributed or
                                            paid, divided by (2) the number of
                                            shares of Common Stock outstanding
                                            on the record date for the dividend
                                            or distribution or, if there is no
                                            record date, on the date of the
                                            dividend, distribution, payment or
                                            loan.

         The adjustment shall be made successively whenever any such dividend, distribution, payment or loan is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive the dividend or distribution (or, if there is no record date, on the date of the dividend, distribution, payment or loan). Each adjustment of the Exercise Price shall be made to the nearest tenth of a cent.

         (e) Adjustment in Number of Warrant Shares. Upon each adjustment in the Exercise Price pursuant to any provision of this Section, the number of shares of Series A Common Stock purchasable hereunder shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator or which shall be the Exercise Price in effect immediately thereafter.

         (f) Notice of Certain Actions. In the event that the Company shall take any of the following actions:

         (1) the Company shall authorize the issuance (other than in respect of any issuances of options, warrants or similar rights granted to employees or management of the Company provided, that such issuances shall not represent, in the aggregate, more than five percent (5%) of the outstanding capital stock of the Company) to holders of its Common Stock of rights, warrants, options or Convertible Securities to subscribe for or purchase shares of its Common Stock or of any other subscription rights, warrants, options or Convertible Securities; or

         (2) the Company shall authorize the payment of dividends on or with respect to any shares of its Common Stock or the distribution to holders of its Common Stock or any evidences of its indebtedness or assets; or

         (3) the Company shall authorize any capital reorganization or reclassification of the Common Stock or authorize or enter into any contract providing for any consolidation or merger to which the Company is a party for which approval of any stockholders of the Company is required; or

         (4) the Company shall authorize or enter into any contract providing for the conveyance or transfer of all or substantially all of the Company's properties and assets; or

         (5) the Company is the subject of a voluntary or involuntary bankruptcy, insolvency, dissolution, liquidation or winding-up procedure; or

         (6) the Company proposes to take any action that would require any adjustment of the Exercise Price pursuant to this Section;

then the Company shall cause to be mailed by first-class mail to the Holder, at least ten (10) days prior to the applicable record or effective date, a notice stating (A) the date as of which the holders of Common Stock of record to be entitled to receive any such rights, warrants, options or convertible securities or distributions referred to in clauses (1) and (2) above are to be determined, or (B) the date on which any such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up, source or other event referred to in clauses (3), (4) and (5) above is expected to become effective, and the date as of which it is expected that holders of Common Stock of record will be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

         Whenever the Exercise Price or the number of shares of Common Stock purchasable under the terms of this Warrant shall be adjusted pursuant to this Section, the Company shall promptly prepare a certificate signed by its President or a Vice President and by its Treasurer or Assistant Treasurer or its Secretary or Assistant Secretary, setting forth in reasonable detail the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's board of directors made any determination hereunder), and the Market Price (if applicable) and number of shares of Common Stock purchasable after giving effect to such adjustment, and shall promptly cause copies of such certificate to be mailed (by first-class, postage prepaid) to the registered Holder of this Warrant.

         (g) Other Action Affecting Common Stock. If, after the date hereof, the Company shall take any action affecting the outstanding number of shares of Common Stock, other than an action described in the other subsections of this Section, which would have a materially adverse effect upon the rights of the Holder, the Exercise Price and the number of Warrant Shares shall be adjusted in such manner and at such time as may be equitable in the circumstances.

         Section 7. Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other similar change of outstanding shares of Common Stock of the Company (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in the event of any consolidation or merger of the Company with or into another corporation (other than a merger in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction, use best efforts to cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be reasonably practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section shall similarly apply to successive reclassification, capital reorganizations and similar changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization, classification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issuance shall be treated as an issuance of Common Stock covered by the provisions of Section 6.

         Section 8.  Miscellaneous.

         (a) Specific Performance. The Company acknowledges that there may be no adequate remedy at law if it fails to perform any of its obligations hereunder and that the Holder may be irreparably harmed by any such failure, and accordingly agrees that the Holder, in addition to any other remedy to which the Holder may be entitled at law or in equity, shall be entitled to compel specific performance of the Company's obligations under this Warrant in accordance with the terms hereof in any court of the United States or of any state having jurisdiction.

         (b) Amendments and Waivers. No amendment or waiver of any provision of this Warrant shall be effective unless and until it shall be set forth in writing and signed by the Company and the Holder.

         (c) Notice. All notices, requests, consents and other communications hereunder shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this Section), commercial (including Federal Express) or U.S. Postal Service overnight delivery service or, deposited with the U.S. Postal Service mailed first class, registered or certified mail, postage prepaid, to the address of the recipient thereof set forth below:

                  (i)      to the Holder:

                           BankBoston, N.A.
                           100 Federal Street
                           Boston, MA 02110
                           Attention: Steven M. Nocka, Assistant Vice President Facsimile No.: (617) 434-3852

                  (ii)     to the Company:

                           The Edison Project Inc.
                           521 Fifth Avenue
                           16th Floor
                           New York, New York 10175
                           Attention:  Chief Financial Officer
                           Facsimile No.: (212) 309-1604

                           and to:

                  (iii)    Edwards & Angell
                           101 Federal Street
                           Boston, MA 02110

                           Attention:  Elizabeth H. Munnell, Esq.
                           Facsimile No.: (617) 439-4170

                           with copies to:

                           The Edison Project L.P.
                           366 NationsBank Center
                           550 Main Street
                           Knoxville, Tennessee 37902
                           Attention:  Laura Eshbaugh
                           Facsimile No.: (423) 546-1090

                           and to:

                           Cadwalader, Wickersham & Taft
                           100 Maiden Lane
                           New York, New York 10038
                           Attention:  John F. Fritts, Esq.
                           Facsimile No.: (212) 504-6666

Notices shall be deemed given upon the earlier to occur of (i) receipt by the party to whom such notice is directed; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Time and, if sent after 5:00 p.m. Eastern Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent;
(iii) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial carrier if sent by commercial overnight delivery service; or (iv) the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following deposit thereof with the U.S. Postal Service as aforesaid. The Company and the Holder by notice duly given in accordance herewith, may specify a different address for the giving of any notice hereunder.

         Section 9. No Rights as Shareholder. Prior to the exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, the right to receive dividends and the right to receive other distributions.

         Section 10. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise of this Warrant, but in lieu of such fractional shares, the Company shall make a cash payment therefor equal in amount to the product of the applicable fraction multiplied by the Exercise Price per share paid by the holder for its Warrant Shares upon such exercise.

         Section 11. Registration. The Holder hereof shall be entitled to the registration rights set forth in Section 4 of the Agreement.

         Section 12. Headings. The descriptive headings of the several sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         Section 13. Governing Law. This Warrant shall be deemed to be a contract made under seal and shall be construed in accordance with and governed by the laws of the State of Delaware (without giving effect to any conflicts of laws provisions contained therein).

         SECTION 14. WAIVER OF JURY TRIAL. THE COMPANY AGREES THAT NEITHER IT NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION BASED UPON, OR ARISING OUT OF, THIS AGREEMENT, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THE COMPANY AND THE HOLDER, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY

DISCUSSED BY THE COMPANY AND THE HOLDER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. THE COMPANY AND THE HOLDER HAVE NOT AGREED WITH OR REPRESENTED TO THE OTHER THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         SECTION 15. CONSENT TO JURISDICTION. THE COMPANY HEREBY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AS WELL AS TO THE JURISDICTION OF ALL COURTS FROM WHICH AN APPEAL MAY BE TAKEN OR OTHER REVIEW SOUGHT FROM THE AFORESAID COURTS, FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ANY OF THE COMPANY'S OBLIGATIONS UNDER OR WITH RESPECT TO THIS WARRANT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND EXPRESSLY WAIVES ANY AND ALL OBJECTIONS IT MAY HAVE AS TO VENUE IN ANY OF SUCH COURTS.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal on November 25, 1997.

ATTEST:                                      THE EDISON PROJECT INC.

/s/ Vicki Mayfield                           By: /s/ Laura Eshbaugh
                                                 Laura Eshbaugh, President